SUPPLEMENTAL INFORMATION

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2014

BASIS OF PRESENTATION

GENERAL INFORMATION
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation" refer to General Growth Properties, Inc. and references to "GGP" or the "Company" refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities. Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION
The Company has presented information on its consolidated and unconsolidated properties ("Proportionate" or "at share") in certain schedules included within this Supplemental. This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company's unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES
This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization ("EBITDA"), and funds from operations (“FFO”). NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses. EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items. FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities. NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties. As GGP conducts substantially all of its business through GGP Operating Partnership, GGP Limited Partnership and GGP Nimbus Limited Partnership (the “Operating Partnerships”, which are 99% owned by GGP) and since the limited common units of the Operating Partnerships are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnerships.

In order to present GGP's operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses. Same Store Company NOI is presented to exclude the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties. Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders. For reference, as an aid in understanding management's computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

TABLE OF CONTENTS

	Page		Page
Financial Overview		Asset Transactions:
GAAP Financial Statements:		Summary of Transactions	15
Consolidated Balance Sheets	1	Discontinued Operations	16
Consolidated Statements of Operations	2
		Portfolio Operating Metrics:
Proportionate Financial Statements:		Key Operating Performance Indicators	17
Proportionate Balance Sheets	3	Signed Leases All Less Anchors	18
Overview	4	Lease Expiration Schedule and Top Ten Tenants	19
Company NOI, EBITDA, and FFO	5-6	Property Schedule	20-26
Reconciliation of Non-GAAP to GAAP Financial Measures	7-8
		Miscellaneous:
Debt:		Capital Information	27
Debt Summary, at Share	9	Change in Total Common and Equivalent Shares	28
Maturity Schedule	10	Development Summary	29-30
Debt Detail, at Share	11-14	Capital Expenditures	31
		Corporate Information	32
		Glossary of Terms	33

This presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons. Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental. The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet
The proportionate balance sheet adjusts GGP's GAAP balance sheet for noncontrolling interests and adds the Company's proportionate share of assets and liabilities related to investments accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.
5-6	Company NOI, EBITDA and FFO
Proportionate Results and FFO for the three and six months ended June 30, 2014 and 2013 adjusts GGP's consolidated results and FFO for noncontrolling interests and adds the Company's proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation. Company NOI, EBITDA and FFO exclude certain non-cash and non-recurring revenues and expenses that may not be indicative of future operations.

Portfolio Operating Metrics:
17	Key Operating Performance Indicators	Certain retail properties operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
20-26	Property Schedule
By Property, gross leasable area detail, including:
Anchor tenant listing
Ownership percentage
Gross leasable area by space type (mall, anchor, strip center, office)
Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW

Consolidated Balance Sheets
(In thousands)

	June 30, 2014	December 31, 2013

Assets:
Investment in real estate:
Land	$4,297,767	$4,320,597
Buildings and equipment	18,237,236	18,270,748
Less accumulated depreciation	(2,099,755)	(1,884,861)
Construction in progress	471,791	406,930
Net property and equipment	20,907,039	21,113,414
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,580,966	2,407,698
Net investment in real estate	23,488,005	23,521,112
Cash and cash equivalents	242,007	577,271
Accounts and notes receivable, net	594,011	478,899
Deferred expenses, net	179,120	189,452
Prepaid expenses and other assets	873,416	995,569
Total assets	$25,376,559	$25,762,303
Liabilities:
Mortgages, notes and loans payable	$15,909,223	$15,672,437
Investment in Unconsolidated Real Estate Affiliates	18,416	17,405
Accounts payable and accrued expenses	839,386	970,995
Dividend payable	140,440	134,476
Deferred tax liabilities	28,367	24,667
Tax indemnification liability	321,958	321,958
Junior Subordinated Notes	206,200	206,200
Total liabilities	17,463,990	17,348,138
Redeemable noncontrolling interests:
Preferred	145,811	131,881
Common	113,892	97,021
Total redeemable noncontrolling interests	259,703	228,902
Equity:
Preferred stock	242,042	242,042
Stockholders' equity	7,329,791	7,861,079
Noncontrolling interests in consolidated real estate affiliates	81,033	82,142
Total equity	7,652,866	8,185,263
Total liabilities and equity	$25,376,559	$25,762,303

FINANCIAL OVERVIEW

Consolidated Statements of Operations
(In thousands, except per share)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Revenues:
Minimum rents	$390,419	$385,512	$784,998	$779,407
Tenant recoveries	185,382	173,782	367,201	357,856
Overage rents	5,388	6,372	15,209	17,721
Management fees and other corporate revenues	17,717	17,307	34,403	33,239
Other	18,717	16,570	44,380	35,573
Total revenues	617,623	599,543	1,246,191	1,223,796
Expenses:
Real estate taxes	58,816	52,372	116,173	119,538
Property maintenance costs	14,452	14,952	36,427	37,908
Marketing	4,961	5,764	10,765	12,268
Other property operating costs	82,980	84,469	169,882	170,244
Provision for doubtful accounts	2,732	629	4,973	2,383
Property management and other costs	40,107	41,558	85,071	81,897
General and administrative	28,232	13,124	39,831	24,057
Depreciation and amortization	177,430	188,038	351,201	379,745
Total expenses	409,710	400,906	814,323	828,040
Operating income	207,913	198,637	431,868	395,756
Interest and dividend income	4,856	298	11,147	889
Interest expense	(175,494)	(186,902)	(354,924)	(377,417)
Gain on Foreign Currency	3,772	—	8,955	—
Warrant liability adjustment	—	—	—	(40,546)
Gain from change in control of investment properties	—	219,784	—	219,784
Loss on extinguishment of debt	—	(27,159)	—	(36,478)
Income before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, noncontrolling interests and preferred stock dividends	41,047	204,658	97,046	161,988
Provision for income taxes	(3,944)	(1,382)	(7,636)	(1,523)
Equity in income of Unconsolidated Real Estate Affiliates	19,320	13,987	26,477	27,181
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	—	—	—	3,448
Income from continuing operations	56,423	217,263	115,887	191,094
Discontinued operations:
Income (loss) from discontinued operations, including gains (losses) on dispositions	120,666	(3,340)	126,410	(11,803)
Gain on extinguishment of debt	—	—	66,680	25,894

FINANCIAL OVERVIEW

Discontinued operations, net	120,666	(3,340)	193,090	14,091
Net income	177,089	213,923	308,977	205,185
Allocation to noncontrolling interests	(3,365)	(4,548)	(7,217)	(7,336)
Net income attributable to GGP	173,724	209,375	301,760	197,849
Preferred stock dividends	(3,984)	(3,984)	(7,968)	(6,109)
Net income attributable to common stockholders	$169,740	$205,391	$293,792	$191,740
Basic Income Per Share:
Continuing operations	$0.06	$0.22	$0.11	$0.19
Discontinued operations	0.14	—	0.22	0.01
Total basic income per share	$0.20	$0.22	$0.33	$0.20
Diluted Income Per Share:
Continuing operations	$0.05	$0.21	$0.11	$0.19
Discontinued operations	0.13	—	0.20	0.01
Total diluted income per share	$0.18	$0.21	$0.31	$0.20

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS

Proportionate Balance Sheets
(In thousands)

	As of June 30, 2014				As of December 31, 2013
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Real Estate Affiliates	GGP Total Share	GGP Total Share

Assets:
Investment in real estate:
Land	$4,297,767	$(31,475)	$705,865	$4,972,157	$4,990,338
Buildings and equipment	18,237,236	(169,521)	5,862,541	23,930,256	23,645,676
Less accumulated depreciation	(2,099,755)	22,539	(1,036,503)	(3,113,719)	(2,819,385)
Construction in progress	471,791	—	31,289	503,080	429,553
Net property and equipment	20,907,039	(178,457)	5,563,192	26,291,774	26,246,182
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,580,966	—	(2,580,966)	—	—
Net investment in real estate	23,488,005	(178,457)	2,982,226	26,291,774	26,246,182
Cash and cash equivalents	242,007	(5,302)	141,886	378,591	697,536
Accounts and notes receivable, net	594,011	(2,078)	68,461	660,394	549,021
Deferred expenses, net	179,120	(1,028)	141,264	319,356	314,860
Prepaid expenses and other assets	873,416	(12,792)	213,297	1,073,921	1,169,423
Total assets	$25,376,559	$(199,657)	$3,547,134	$28,724,036	$28,977,022
Liabilities:
Mortgages, notes and loans payable	$15,909,223	$(109,511)	$3,367,688	$19,167,400	$18,788,230
Investment in Unconsolidated Real Estate Affiliates	18,416	—	(18,416)	—	—
Accounts payable and accrued expenses	839,386	(9,113)	197,826	1,028,099	1,187,810
Dividend payable	140,440	—	—	140,440	134,476
Deferred tax liabilities	28,367	—	36	28,403	24,697
Tax indemnification liability	321,958	—	—	321,958	303,586
Junior Subordinated Notes	206,200	—	—	206,200	206,200
Total liabilities	17,463,990	(118,624)	3,547,134	20,892,500	20,644,999
Redeemable noncontrolling interests:
Preferred	145,811	—	—	145,811	131,881
Common	113,892	—	—	113,892	97,021
Total redeemable noncontrolling interests	259,703	—	—	259,703	228,902
Equity:
Preferred stock	242,042	—	—	242,042	242,042
Stockholders' equity	7,329,791	—	—	7,329,791	7,861,079
Noncontrolling interests in consolidated real estate affiliates	81,033	(81,033)	—	—	—
Total equity	7,652,866	(81,033)	—	7,571,833	8,103,121
Total liabilities and equity	$25,376,559	$(199,657)	$3,547,134	$28,724,036	$28,977,022

PROPORTIONATE FINANCIAL STATEMENTS

Overview
(In thousands, except per share)

	Three Months Ended			Six Months Ended
	June 30, 2014	June 30, 2013	Percentage Change	June 30, 2014	June 30, 2013	Percentage Change

Same Store NOI [1]	$536,920	$511,566	5.0%	$1,070,978	$1,016,272	5.4%
Non-Same Store [2]	11,748	14,752	n/a	23,138	30,808	n/a
Company NOI [3]	548,668	526,318	4.2%	1,094,116	1,047,080	4.5%

Company EBITDA [3]	506,563	482,609	5.0%	1,005,085	961,874	4.5%

Company FFO [3]	297,553	266,200	11.8%	589,974	518,739	13.7%
Company FFO per diluted share	$0.31	$0.27	17.7%	$0.62	$0.52	19.5%
Weighted average diluted common shares outstanding	945,559	995,879		949,217	997,573

1.
Total termination fees were $3.9 million and $2.9 million for the three months ended June 30, 2014 and 2013, respectively. Total termination fees were $8.9 million and $9.0 million for the six months ended June 30, 2014 and 2013, respectively.

2.
Non-Same Store includes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties. Included in Non- Same Store is 49.9% of the operations of The Grand Canal Shoppes through May 15, 2013. See Property Schedule on pages 20-26 for individual property details.

3.Refer to pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS

Company NOI, EBITDA and FFO
For the Three Months Ended June 30, 2014 and 2013
(In thousands)

	Three Months Ended June 30, 2014						Three Months Ended June 30, 2013
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments [1]	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company
Property revenues:
Minimum rents [2]	$390,419	$(4,659)	$101,588	$487,348	$4,569	$491,917	$385,512	$(3,643)	$89,328	$471,197	$5,181	$476,378
Tenant recoveries	185,382	(2,042)	42,393	225,733	—	225,733	173,782	(1,169)	40,634	213,247	—	213,247
Overage rents	5,388	(48)	2,063	7,403	—	7,403	6,372	(38)	1,705	8,039	—	8,039
Other revenue	18,761	(406)	3,306	21,661	—	21,661	16,569	(98)	3,777	20,248	—	20,248
Total property revenues	599,950	(7,155)	149,350	742,145	4,569	746,714	582,235	(4,948)	135,444	712,731	5,181	717,912
Property operating expenses:
Real estate taxes	58,816	(764)	13,168	71,220	(1,401)	69,819	52,372	(530)	12,927	64,769	(1,578)	63,191
Property maintenance costs	14,452	(125)	4,042	18,369	—	18,369	14,952	(96)	3,735	18,591	—	18,591
Marketing	4,961	(56)	1,574	6,479	—	6,479	5,764	(45)	1,665	7,384	—	7,384
Other property operating costs	82,980	(998)	19,907	101,889	(1,274)	100,615	84,469	(557)	19,346	103,258	(1,388)	101,870
Provision for doubtful accounts	2,732	(36)	68	2,764	—	2,764	629	(6)	(65)	558	—	558
Total property operating expenses	163,941	(1,979)	38,759	200,721	(2,675)	198,046	158,186	(1,234)	37,608	194,560	(2,966)	191,594
NOI	$436,009	$(5,176)	$110,591	$541,424	$7,244	$548,668	$424,049	$(3,714)	$97,836	$518,171	$8,147	$526,318
Management fees and other corporate revenues	17,717	—	—	17,717	—	17,717	17,307	—	—	17,307	—	17,307
Property management and other costs [3]	(40,107)	158	(6,869)	(46,818)	—	(46,818)	(41,558)	153	(6,221)	(47,626)	—	(47,626)
General and administrative	(28,232)	—	(2,626)	(30,858)	17,854	(13,004)	(13,124)	—	(266)	(13,390)	—	(13,390)
EBITDA	$385,387	$(5,018)	$101,096	$481,465	$25,098	$506,563	$386,674	$(3,561)	$91,349	$474,462	$8,147	$482,609
Depreciation on non-income producing assets	(3,801)	—	—	(3,801)	—	(3,801)	(3,021)	—	—	(3,021)	—	(3,021)
Interest and dividend income	4,856	773	487	6,116	(75)	6,041	298	—	114	412	—	412
Preferred unit distributions	(2,232)	—	—	(2,232)	—	(2,232)	(2,336)	—	—	(2,336)	—	(2,336)
Preferred stock dividends	(3,984)	—	—	(3,984)	—	(3,984)	(3,984)	—	—	(3,984)	—	(3,984)
Interest expense:
Mark-to-market adjustments on debt	(692)	(97)	374	(415)	415	—	(2,974)	(93)	(78)	(3,145)	3,145	—
Write-off of mark-to-market adjustments on extinguished debt	(2,451)	—	—	(2,451)	2,451	—	(2,045)	—	—	(2,045)	2,045	—
Interest on existing debt	(172,351)	1,907	(35,859)	(206,303)	—	(206,303)	(181,883)	1,123	(34,599)	(215,359)	—	(215,359)
Gain on foreign currency	3,772	—	—	3,772	(3,772)	—	—	—	—	—	—	—
Loss on extinguishment of debt [4]	—	—	—	—	—	—	(27,159)	—	—	(27,159)	27,159	—
Provision for income taxes	(3,944)	19	(51)	(3,976)	1,492	(2,484)	(1,382)	18	(70)	(1,434)	—	(1,434)
FFO from discontinued operations	3,730	—	—	3,730	23	3,753	407	—	5,507	5,914	3,399	9,313
	208,290	(2,416)	66,047	271,921	25,632	297,553	162,595	(2,513)	62,223	222,305	43,895	266,200
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	63,631	2,416	(66,047)	—	—	—	59,710	2,513	(62,223)	—	—	—
FFO [5]	$271,921	$—	$—	$271,921	$25,632	$297,553	$222,305	$—	$—	$222,305	$43,895	$266,200

Company FFO per diluted share						$0.31						$0.27

PROPORTIONATE FINANCIAL STATEMENTS

1.
Adjustments primarily relate to the following: straight-line rent, above/below market lease amortization, amortizations of real estate tax stabilization agreement, amounts resulting from Urban litigation settlement, gain on foreign currency and the related provision for income taxes, and other non-comparable items.

2.Adjustments include amounts for straight-line rent of ($21,184) and ($15,523) and above/below market lease amortization of $25,753 and $20,704 for the three months ended June 30, 2014 and 2013, respectively.
3.Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.
4.For the three months ended June 30, 2013, adjustments include $20.5 million in prepayment fees to retire unsecured notes, and $6.6 million in fees related to the refinancing of the secured corporate loan.
5.Proportionate FFO reflects FFO as defined by NAREIT.

PROPORTIONATE FINANCIAL STATEMENTS

Company NOI, EBITDA and FFO
For the Six Months Ended June 30, 2014 and 2013
(In thousands)

	Six Months Ended June 30, 2014						Six Months Ended June 30, 2013
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments [1]	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company
Property revenues:
Minimum rents [2]	$784,998	$(8,231)	$189,590	$966,357	$19,204	$985,561	$779,407	$(7,049)	$172,721	$945,079	$12,948	$958,027
Tenant recoveries	367,201	(3,343)	84,871	448,729	—	448,729	357,856	(2,354)	77,455	432,957	—	432,957
Overage rents	15,209	(116)	4,317	19,410	—	19,410	17,721	(112)	4,035	21,644	—	21,644
Other revenue	44,425	(500)	6,514	50,439	—	50,439	35,573	(193)	6,947	42,327	—	42,327
Total property revenues	1,211,833	(12,190)	285,292	1,484,935	19,204	1,504,139	1,190,557	(9,708)	261,158	1,442,007	12,948	1,454,955
Property operating expenses:
Real estate taxes	116,173	(1,320)	26,727	141,580	(2,979)	138,601	119,538	(1,053)	25,479	143,964	(3,156)	140,808
Property maintenance costs	36,427	(226)	9,627	45,828	—	45,828	37,908	(183)	7,865	45,590	—	45,590
Marketing	10,765	(113)	3,324	13,976	—	13,976	12,268	(117)	3,172	15,323	—	15,323
Other property operating costs	169,882	(1,519)	40,405	208,768	(2,595)	206,173	170,244	(1,091)	36,795	205,948	(2,764)	203,184
Provision for doubtful accounts	4,973	(35)	507	5,445	—	5,445	2,383	(48)	635	2,970	—	2,970
Total property operating expenses	338,220	(3,213)	80,590	415,597	(5,574)	410,023	342,341	(2,492)	73,946	413,795	(5,920)	407,875
NOI	$873,613	$(8,977)	$204,702	$1,069,338	$24,778	$1,094,116	$848,216	$(7,216)	$187,212	$1,028,212	$18,868	$1,047,080
Management fees and other corporate revenues	34,403	—	—	34,403	—	34,403	33,239	—	—	33,239	—	33,239
Property management and other costs [3]	(85,071)	322	(13,881)	(98,630)	—	(98,630)	(81,897)	305	(12,290)	(93,882)	—	(93,882)
General and administrative	(39,831)	2	(2,829)	(42,658)	17,854	(24,804)	(24,057)	—	(506)	(24,563)	—	(24,563)
EBITDA	$783,114	$(8,653)	$187,992	$962,453	$42,632	$1,005,085	$775,501	$(6,911)	$174,416	$943,006	$18,868	$961,874
Depreciation on non-income producing assets	(6,527)	—	—	(6,527)	—	(6,527)	(6,115)	—	—	(6,115)	—	(6,115)
Interest and dividend income	11,147	773	1,033	12,953	(75)	12,878	889	(1)	208	1,096	—	1,096
Preferred unit distributions	(4,464)	—	—	(4,464)	—	(4,464)	(4,671)	—	—	(4,671)	—	(4,671)
Preferred stock dividends	(7,968)	—	—	(7,968)	—	(7,968)	(6,109)	—	—	(6,109)	—	(6,109)
Interest expense:
Default interest	—	—	—	—	—	—	(1,306)	—	—	(1,306)	1,306	—
Mark-to-market adjustments on debt	(2,212)	(193)	742	(1,663)	1,663	—	(5,575)	(184)	82	(5,677)	5,677	—
Write-off of mark-to-market adjustments on extinguished debt	(9,831)	—	—	(9,831)	9,831	—	5,160	—	—	5,160	(5,160)	—
Interest on existing debt	(342,881)	3,014	(71,379)	(411,246)	—	(411,246)	(375,696)	2,249	(66,677)	(440,124)	—	(440,124)
Gain on foreign currency	8,955	—	—	8,955	(8,955)	—	—	—	—	—	—	—
Warrant liability adjustment	—	—	—	—	—	—	(40,546)	—	—	(40,546)	40,546	—
Loss on extinguishment of debt [4]	—	—	—	—	—	—	(36,478)	—	—	(36,478)	36,478	—
Provision for income taxes	(7,636)	38	(145)	(7,743)	3,542	(4,201)	(1,523)	35	(151)	(1,639)	—	(1,639)
FFO from discontinued operations [5]	72,188	—	—	72,188	(65,771)	6,417	27,316	—	7,640	34,956	(20,529)	14,427
	493,885	(5,021)	118,243	607,107	(17,133)	589,974	330,847	(4,812)	115,518	441,553	77,186	518,739
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	113,222	5,021	(118,243)	—	—	—	110,706	4,812	(115,518)	—	—	—
FFO [6]	$607,107	$—	$—	$607,107	$(17,133)	$589,974	$441,553	$—	$—	$441,553	$77,186	$518,739

Company FFO per diluted share						$0.62						$0.52

1.
Adjustments primarily relate to the following: straight-line rent, above/below market lease amortization, amortization of real estate tax stabilization agreement, amounts resulting from Urban litigation settlement, gain on foreign currency and the related provision for income taxes, and other non-comparable items.

2.
Adjustments include amounts for straight-line rent of ($30,681) and ($31,918) and above/below market lease amortization of $49,885 and $44,866 for the six months ended June 30, 2014 and 2013, respectively.

3.	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

4.
For the six months ended June 30, 2013, adjustments include $24.0 million in prepayment fees to retire unsecured notes, a $5.8 million prepayment penalty on a secured mortgage note and $6.6 million in fees related to the refinancing of the secured corporate loan.

5.	Company FFO includes FFO from discontinued operations. Adjustments includes gains on extinguishment of debt of $66,680 and $25,894 for the six months ended June 30, 2014 and 2013, respectively.

6.	Proportionate FFO reflects FFO as defined by NAREIT.

PROPORTIONATE FINANCIAL STATEMENTS

Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Reconciliation of Company NOI to GAAP Operating Income
Company NOI	$548,668	$526,318	$1,094,116	$1,047,080
Adjustments for minimum rents, real estate taxes and other property operating costs [1]	(7,244)	(8,147)	(24,778)	(18,868)
Proportionate NOI	541,424	518,171	1,069,338	1,028,212
Unconsolidated Properties	(110,591)	(97,836)	(204,702)	(187,212)
Consolidated Properties	430,833	420,335	864,636	841,000
Management fees and other corporate revenues	17,717	17,307	34,403	33,239
Property management and other costs	(40,107)	(41,558)	(85,071)	(81,897)
General and administrative	(28,232)	(13,124)	(39,831)	(24,057)
Depreciation and amortization	(177,430)	(188,038)	(351,201)	(379,745)
Loss on sales of investment properties	(44)	—	(44)	—
Noncontrolling interest in operating income of Consolidated Properties and other	5,176	3,715	8,976	7,216
Operating income	$207,913	$198,637	$431,868	$395,756

Reconciliation of Company EBITDA to GAAP Net Income Attributable to GGP
Company EBITDA	$506,563	$482,609	$1,005,085	$961,874
Adjustments for minimum rents, real estate taxes, other property operating costs, and general and administrative [1]	(25,098)	(8,147)	(42,632)	(18,868)
Proportionate EBITDA	481,465	474,462	962,453	943,006
Unconsolidated Properties	(101,096)	(91,349)	(187,992)	(174,416)
Consolidated Properties	380,369	383,113	774,461	768,590
Depreciation and amortization	(177,430)	(188,038)	(351,201)	(379,745)
Noncontrolling interest in NOI of Consolidated Properties	5,176	3,715	8,976	7,216
Interest and dividend income	4,856	298	11,147	889
Interest expense	(175,494)	(186,902)	(354,924)	(377,417)
Gain on foreign currency	3,772	—	8,955	—
Warrant liability adjustment	—	—	—	(40,546)
Provision for income taxes	(3,944)	(1,382)	(7,636)	(1,523)
Equity in income of Unconsolidated Real Estate Affiliates	19,320	13,987	26,477	27,181
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	—	—	—	3,448
Discontinued operations	120,666	(3,340)	193,090	14,091
Gains from changes in control of investment properties	—	219,784	—	219,784
Loss on extinguishment of debt	—	(27,159)	—	(36,478)
Loss on sales of investment properties	(44)	—	(44)	—
Allocation to noncontrolling interests	(3,523)	(4,701)	(7,541)	(7,641)
Net income attributable to GGP	$173,724	$209,375	$301,760	$197,849
1.Refer to Pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS

Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

Reconciliation of Company FFO to GAAP Net Income Attributable to GGP
Company FFO	$297,553	$266,200	$589,974	$518,739
Adjustments for minimum rents, property operating expenses, market rate adjustments, debt extinguishment, income taxes and FFO from discontinued operations[1]	(25,632)	(43,895)	17,133	(77,186)
Proportionate FFO	271,921	222,305	607,107	441,553
Depreciation and amortization of capitalized real estate costs	(220,367)	(229,321)	(438,070)	(459,631)
Gain from change in control of investment properties	—	219,784	—	219,784
Preferred stock dividends	3,984	3,984	7,968	6,109
Gains (losses) on sales of investment properties	117,417	(440)	123,716	2,683
Noncontrolling interests in depreciation of Consolidated Properties	2,266	1,788	3,928	3,557
Provision for impairment excluded from FFO of discontinued operations	—	—	—	(4,975)
Redeemable noncontrolling interests	(973)	(1,483)	(1,637)	(1,403)
Depreciation and amortization of discontinued operations	(524)	(7,242)	(1,252)	(9,828)
Net income attributable to GGP	$173,724	$209,375	$301,760	$197,849

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$110,591	$97,836	$204,702	$187,212
Net property management fees and costs	(6,869)	(6,221)	(13,881)	(12,290)
General and administrative and provisions for impairment	(2,626)	(266)	(2,829)	(506)
EBITDA	101,096	91,349	187,992	174,416
Net interest expense	(34,998)	(34,563)	(69,604)	(66,387)
Provision for income taxes	(51)	(70)	(145)	(151)
FFO of discontinued Unconsolidated Properties	—	5,507	—	7,640
FFO of Unconsolidated Properties	66,047	62,223	118,243	115,518
Depreciation and amortization of capitalized real estate costs	(46,738)	(48,240)	(93,396)	(88,343)
Other, including gain on sales of investment properties	11	4	1,630	6
Equity in income of Unconsolidated Real Estate Affiliates	$19,320	$13,987	$26,477	$27,181
1.Refer to Page 5-6 (Company NOI, EBITDA and FFO).

DEBT

DEBT

SUMMARY, AT SHARE
As of June 30, 2014
(In thousands)

				Maturities
	Coupon Rate	Proportionate Balance	Average Remaining Term (Years)	2014	2015	2016	2017	2018	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.53%	$13,563,264	7.4	$1,255	$360,301	$547,033	$701,824	$118,892	$10,600,818	$12,330,123
Property Level Unconsolidated	4.50%	3,016,218	6.5	—	183,409	2,944	158,070	186,862	2,274,724	2,806,009
Corporate Consolidated	4.41%	9,993	1.4	—	573	—	—	—	—	573
Total Fixed Rate	4.52%	$16,589,475	7.3	$1,255	$544,283	$549,977	$859,894	$305,754	$12,875,542	$15,136,705

Variable Rate
Property Level Consolidated [1]	2.46%	$2,116,291	4.2	$—	$—	$—	$—	$1,571,973	$516,346	$2,088,319
Property Level Unconsolidated	2.84%	346,250	4.2	—	—	—	150,544	16,250	170,000	336,794
Junior Subordinated Notes Due 2036	1.67%	206,200	21.8	—	—	—	—	—	206,200	206,200
Total Variable Rate	2.45%	$2,668,741	5.5	$—	$—	$—	$150,544	$1,588,223	$892,546	$2,631,313

Total	4.23%	$19,258,216	7.0	$1,255	$544,283	$549,977	$1,010,438	$1,893,977	$13,768,088	$17,768,018

		Total Amortization		$87,618	$169,095	$196,331	$186,682	$169,851	$680,621	$1,490,198
						Total Maturities and Amortization [2,3]				$19,258,216

1 Properties provide mortgage collateral as guarantors. The $1.4 billion corporate loan is cross collateralized.
2 Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$19,258,216
Market rate adjustments, net	20,776
Junior Subordinated Notes Due 2036	(206,200)
Corporate Revolver	81,800
Other loans payable	12,808
Total	$19,167,400
3 Reflects maturities and amortization for periods subsequent to June 30, 2014.

DEBT

Maturity Schedule 1

1 Net present value of debt is $9.9 billion at 8% discount rate.

2 Maturities in 2022 include $1.4 billion for Ala Moana (presented with separate color).

DEBT

Exhibit DETAIL, AT SHARE1
As of June 30, 2014
(In thousands)

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 6/30/2014 [3]	2014	2015	2016	2017	2018	Subsequent
Fixed Rate
Consolidated Property Level
Bayside Marketplace (Bond)	100%	$1,255	2014	$1,255	5.75%	No	$—	$—	$—	$—	$—	$—
Boise Towne Plaza	100%	9,159	2015	8,765	4.70%	No	194	200	—	—	—	—
Paramus Park	100%	93,289	2015	90,242	4.86%	No	1,389	1,658	—	—	—	—
Peachtree Mall	100%	79,545	2015	77,085	5.08%	No	1,318	1,142	—	—	—	—
Quail Springs Mall	100%	68,255	2015	66,864	6.74%	No	738	653	—	—	—	—
The Shops at La Cantera	75%	119,316	2015	117,345	5.95%	No	971	1,000	—	—	—	—
Brass Mill Center	100%	102,166	2016	93,347	4.55%	No	2,353	4,884	1,582	—	—	—
Glenbrook Square	100%	156,995	2016	141,325	4.91%	No	2,644	5,510	7,516	—	—	—
Lakeside Mall	100%	156,980	2016	144,451	4.28%	No	2,969	6,155	3,405	—	—	—
Lincolnshire Commons	100%	26,185	2016	24,629	5.98%	No	288	607	661	—	—	—
Ridgedale Center	100%	157,358	2016	143,281	4.86%	No	2,711	5,650	5,716	—	—	—
Apache Mall	100%	97,004	2017	91,402	4.32%	No	853	1,776	1,843	1,130	—	—
Beachwood Place	100%	216,605	2017	190,177	5.60%	No	3,172	6,656	9,274	7,326	—	—
Eastridge (CA)	100%	145,131	2017	127,418	5.79%	Yes - Partial	2,198	4,617	6,398	4,500	—	—
Four Seasons Town Centre	100%	84,692	2017	72,532	5.60%	No	1,777	3,722	4,940	1,721	—	—
Mall of Louisiana	100%	214,207	2017	191,409	5.81%	No	2,685	5,647	8,074	6,392	—	—
Provo Towne Center [4]	75%	30,507	2017	28,886	4.53%	No	262	544	566	249	—	—
Hulen Mall	100%	128,597	2018	118,702	4.25%	No	1,067	2,221	2,304	2,421	1,882	—
The Gallery at Harborplace - Other	100%	8,122	2018	190	6.05%	No	911	1,907	2,026	2,152	936	—
Coronado Center	100%	199,389	2019	180,278	3.50%	No	1,856	3,829	3,948	4,110	4,258	1,110
Governor's Square	100%	70,936	2019	66,488	6.69%	No	431	906	969	1,035	1,107	—
Oak View Mall	100%	79,449	2019	74,467	6.69%	No	482	1,015	1,085	1,160	1,240	—
Park City Center	100%	188,845	2019	172,224	5.34%	No	1,484	3,119	3,264	3,473	3,666	1,615
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—
Mall St. Matthews	100%	186,662	2020	170,305	2.72%	No	—	—	1,985	4,067	4,181	6,124
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	—	1,532	6,279	6,531	6,794	11,936
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Tysons Galleria	100%	320,881	2020	282,081	4.06%	No	2,782	5,773	5,979	6,266	6,528	11,472
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
Deerbrook Mall	100%	147,123	2021	127,934	5.25%	No	1,189	2,497	2,612	2,776	2,928	7,187
Fashion Show - Other	100%	4,744	2021	1,577	6.06%	Yes - Full	174	364	386	411	437	1,395
Fox River Mall	100%	179,441	2021	156,373	5.46%	No	1,376	2,901	3,038	3,238	3,422	9,093
Northridge Fashion Center	100%	239,457	2021	207,503	5.10%	No	1,990	4,175	4,362	4,627	4,871	11,929
Oxmoor Center	94%	85,989	2021	74,781	5.37%	No	670	1,413	1,479	1,574	1,662	4,410
Park Place	100%	191,221	2021	165,815	5.18%	No	1,556	3,266	3,414	3,626	3,821	9,723
Providence Place	94%	345,273	2021	302,577	5.65%	No	2,572	5,423	5,687	6,077	6,434	16,503
Rivertown Crossings	100%	162,097	2021	141,356	5.52%	No	1,236	2,604	2,728	2,910	3,077	8,186

DEBT

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 6/30/2014 [3]	2014	2015	2016	2017	2018	Subsequent
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	Yes - Full	—	—	—	—	—	—
White Marsh Mall	100%	190,000	2021	190,000	3.66%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	90,503	2022	77,060	5.23%	No	724	1,524	1,594	1,694	1,786	6,121
Coastland Center	100%	126,276	2022	102,621	3.76%	No	1,214	2,509	2,594	2,707	2,812	11,819
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	—	349	1,448	1,533	1,623	6,808
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	420	1,054	4,057
North Star Mall	100%	329,054	2022	270,113	3.93%	No	3,107	6,440	6,666	6,973	7,256	28,499
Rogue Valley Mall	100%	55,000	2022	48,245	4.5%	No	0	137	852	899	941	3,926
Spokane Valley Mall [4]	75%	45,793	2022	38,484	4.65%	No	382	800	833	879	921	3,494
The Gallery at Harborplace	100%	79,654	2022	68,096	5.24%	No	599	1,258	1,315	1,398	1,474	5,514
The Oaks Mall	100%	135,383	2022	112,842	4.55%	No	1,131	2,357	2,451	2,584	2,706	11,312
The Shoppes at Buckland Hills	100%	125,928	2022	107,820	5.19%	No	967	2,030	2,121	2,253	2,375	8,362
The Streets at Southpoint	94%	245,108	2022	207,909	4.36%	No	2,013	4,163	4,348	4,542	4,744	17,389
Westroads Mall	100%	152,914	2022	127,455	4.55%	No	1,275	2,663	2,769	2,919	3,056	12,777
Augusta Mall	100%	170,000	2023	170,000	4.36%	No	—	—	—	—	—	—
Boise Towne Square	100%	134,044	2023	106,372	4.79%	No	1,204	2,495	2,618	2,746	2,880	15,729
Crossroads Center (MN)	100%	104,867	2023	83,026	3.25%	No	1,081	2,228	2,293	2,379	2,459	11,401
Cumberland Mall	100%	160,000	2023	160,000	3.67%	No	—	—	—	—	—	—
Meadows Mall	100%	160,995	2023	118,726	3.96%	No	1,963	4,064	4,212	4,402	4,582	23,046
Oglethorpe Mall	100%	150,000	2023	136,166	3.90%	No	—	—	—	—	1,058	12,776
Pecanland Mall	100%	90,000	2023	75,750	3.88%	No	—	1,159	1,607	1,682	1,749	8,053
Prince Kuhio Plaza	100%	44,314	2023	35,974	4.10%	No	384	798	827	867	903	4,561
Staten Island Mall	100%	260,547	2023	206,942	4.77%	No	2,361	4,892	5,131	5,381	5,643	30,197
Stonestown Galleria	100%	180,000	2023	164,720	4.39%	No	—	—	—	—	462	14,818
The Crossroads (MI)	100%	99,216	2023	80,833	4.42%	No	789	1,645	1,708	1,799	1,881	10,561
The Woodlands	100%	257,513	2023	207,057	5.04%	No	2,272	4,716	4,959	5,215	5,484	27,810
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	—	821	3,402	3,595	3,798	25,961
Fashion Show	100%	835,000	2024	835,000	4.03%	No	—	—	—	—	—	—
Jordan Creek Town Center	100%	218,532	2024	177,448	4.37%	No	1,749	3,645	3,783	3,980	4,160	23,767
The Maine Mall	100%	235,000	2024	235,000	4.66%	No	—	—	—	—	—	—
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	—	814	3,371	3,564	3,767	25,797
Woodbridge Center	100%	250,000	2024	220,726	4.80%	No	—	—	—	2,395	3,777	23,102
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	—	—	—	—	3,168	29,985
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—
North Point Mall	100%	250,000	2026	218,205	4.54%	No	—	—	—	—	—	31,795
Providence Place - Other	94%	37,907	2028	2,247	7.75%	No	1,508	1,628	1,757	1,897	1,825	27,045
Provo Towne Center Land	75%	2,249	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,212
Consolidated Property Level		$13,563,264		$12,330,123	4.53%		$71,021	$146,501	$164,179	$146,475	$135,588	$569,377

Unconsolidated Property Level
Alderwood	50%	$122,798	2015	$120,409	6.65%	No	$1,081	$1,308	$—	$—	$—	$—
Pinnacle Hills Promenade	50%	70,000	2015	63,000	5.57%	No	7,000	—	—	—	—	—
Shane Plaza	50%	3,035	2016	2,944	5.56%	No	29	62	—	—	—	—
Center Pointe Plaza	50%	6,033	2017	5,570	6.31%	No	86	183	194	—	—	—
Riverchase Galleria [5]	50%	152,500	2017	152,500	4.50%	No	—	—	—	—	—	—

DEBT

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 6/30/2014 [3]	2014	2015	2016	2017	2018	Subsequent
Plaza Frontenac	55%	28,600	2018	28,600	3.04%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	158,262	2018	158,262	3.44%	No	—	—	—	—	—	—
First Colony Mall	50%	92,500	2019	84,321	4.50%	No	244	1,503	1,573	1,645	1,720	1,494
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	584	3,593	3,762	3,939	3,423
The Grand Canal Shoppes	50%	313,125	2019	313,125	4.24%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	402	1,622	1,725	1,816	3,233
Kenwood Towne Centre	70%	156,462	2020	137,191	5.37%	No	1,263	2,659	2,784	2,964	3,131	6,470
Oakbrook Center	48%	202,725	2020	202,725	3.66%	No	—	—	—	—	—	—
Water Tower Place	47%	88,797	2020	76,626	4.85%	No	844	1,751	1,837	1,928	2,024	3,787
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	90	1,108	1,156	1,206	1,259	3,870
Village of Merrick Park	55%	97,619	2021	85,797	5.73%	No	719	1,520	1,595	1,706	1,808	4,474
Whaler's Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	102,587	2021	88,965	5.13%	No	848	1,778	1,858	1,972	2,077	5,089
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Carolina Place	50%	87,500	2023	75,542	3.84%	No	—	—	757	1,567	1,630	8,004
Galleria at Tyler	50%	96,067	2023	76,716	5.05%	No	822	1,708	1,796	1,889	1,987	11,149
Lake Mead and Buffalo	50%	2,154	2023	27	7.20%	No	85	181	194	209	224	1,234
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	1,996	11,270
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—		—	—	510	3,139
The Trails Village Center	50%	6,023	2023	78	8.21%	No	228	485	527	571	620	3,514
Union Square Portfolio	50%	25,000	2023	25,000	5.12%	No	—	—	—	—	—	—
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	—	804	2,477	15,833
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	—	1,062	9,893
Towson Town Center	35%	113,761	2025	97,713	3.82%	No	—	—	—	—	680	15,368
Unconsolidated Property Level		$3,016,218		$2,806,009	4.50%		$13,339	$15,232	$19,486	$21,948	$28,960	$111,244

Total Fixed - Property Level		$16,579,482		$15,136,132	4.52%		$84,360	$161,733	$183,665	$168,423	$164,548	$680,621

Consolidated Corporate
Arizona Two (HHC)	100%	$9,993	2015	$573	4.41%	Yes - Full	$3,258	$6,162	$—	$—	$—	$—
Consolidated Corporate		$9,993		$573	4.41%		$3,258	$6,162	$—	$—	$—	$—

Total Fixed Rate Debt		$16,589,475		$15,136,705	4.52%		$87,618	$167,895	$183,665	$168,423	$164,548	$680,621

Variable Rate
Consolidated Property Level
Columbia Mall	100%	$100,000	2018	$100,000	Libor + 175 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Columbiana Centre [6]	100%	130,816	2018	128,177	Libor + 250 bps	Yes - Full	—	—	746	1,393	500	—
Eastridge (WY) [6]	100%	48,228	2018	47,255	Libor + 250 bps	Yes - Full	—	—	275	514	184	—
Grand Teton Mall [6]	100%	48,859	2018	47,873	Libor + 250 bps	Yes - Full	—	—	279	520	187	—
Market Place Shopping Center	100%	113,425	2018	113,425	Libor + 240 bps	No	—	—	—	—	—	—
Mayfair [6]	100%	347,813	2018	340,796	Libor + 250 bps	Yes - Full	—	—	1,983	3,704	1,330	—
Mondawmin Mall [6]	100%	81,011	2018	79,377	Libor + 250 bps	Yes - Full	—	—	461	863	310	—
North Town Mall [6]	100%	89,207	2018	87,407	Libor + 250 bps	Yes - Full	—	—	509	950	341	—
Oakwood [6]	100%	76,913	2018	75,362	Libor + 250 bps	Yes - Full	—	—	438	819	294	—

DEBT

							Amortization
Property	Own%	Proportionate Balance	Maturity Year [2]	Balloon Pmt at Maturity	Coupon Rate	Parent Recourse as of 6/30/2014 [3]	2014	2015	2016	2017	2018	Subsequent
Oakwood Center [6]	100%	91,413	2018	89,569	Libor + 250 bps	Yes - Full	—	—	520	974	350	—
Pioneer Place [6]	100%	188,185	2018	184,389	Libor + 250 bps	Yes - Full	—	—	1,072	2,004	720	—
Red Cliffs Mall [6]	100%	30,261	2018	29,650	Libor + 250 bps	Yes - Full	—	—	173	322	116	—
River Hills Mall [6]	100%	76,283	2018	74,744	Libor + 250 bps	Yes - Full	—	—	435	812	292	—
Sooner Mall [6]	100%	78,931	2018	77,338	Libor + 250 bps	Yes - Full	—	—	450	841	302	—
Southwest Plaza [6]	100%	73,383	2018	71,902	Libor + 250 bps	Yes - Full	—	—	418	782	281	—
The Shops at Fallen Timbers [6]	100%	25,217	2018	24,709	Libor + 250 bps	Yes - Full	—	—	143	269	96	—
830 North Michigan	100%	85,000	2019	85,000	Libor + 160 bps	No	—	—	—	—	—	—
Ala Moana Construction Loan [7]	100%	153,846	2019	153,846	Libor + 190 bps	Yes - Partial	—	—	—	—	—	—
Lynnhaven Mall	100%	235,000	2019	235,000	Libor + 185 bps	No	—	—	—	—	—	—
Westlake Center	100%	42,500	2019	42,500	Libor + 230 bps	No	—	—	—	—	—	—
Consolidated Property Level		$2,116,291		$2,088,319	2.46%		$—	$—	$7,902	$14,767	$5,303	$—

Unconsolidated Property Level
Glendale Galleria	50%	$160,000	2017	$150,544	Libor + 250 bps	No	—	1,200	4,764	3,492	—	—
Union Square Portfolio	50%	16,250	2018	16,250	Libor + 400 bps	No	—	—	—	—	—	—
685 Fifth Avenue	50%	170,000	2019	170,000	Libor + 275 bps	No	—	—	—	—	—	—
Unconsolidated Property Level		$346,250		$336,794	2.84%		$—	$1,200	$4,764	$3,492	$—	$—

Consolidated Corporate
Junior Subordinated Notes Due 2036	100%	$206,200	2036	$206,200	Libor + 145 bps	Yes - Full	—	—	—	—	—	—
Consolidated Corporate		$206,200		$206,200	1.67%		—	—	—	—	—	—

Total Variable Rate Debt		$2,668,741		$2,631,313	2.45%		$—	$1,200	$12,666	$18,259	$5,303	$—

Total [8,9]		$19,258,216		$17,768,018	4.23%		$87,618	$169,095	$196,331	$186,682	$169,851	$680,621

1 Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
2 Assumes that all maturity extensions are exercised.
3 Total recourse to GGP or its subsidiaries of approximately $1.9 billion, excluding the corporate revolver.
4 Loan is cross-collateralized with other properties.
5 $45.0 million B-note is subordinate to return of GGP's additional contributed equity.
6 Properties provide mortgage collateral as guarantors for $1.4 billion corporate borrowing and are cross collateralized.
7 Reflects the amount drawn as of June 30, 2014 on the $450.0 construction loan.
8 Excludes the $1.0 billion corporate revolver. As of June 30, 2014 there was $81.8 million drawn.
9 Reflects amortization for the period subsequent to June 30, 2014.

Asset Transactions

ASSET TRANSACTIONS

Summary of Transactions
For the Six Months Ended June 30, 2014
(In thousands, except GLA)

Closing Date	Property Name	Property Location	GGP Ownership %	Total GLA	Gross Proceeds at Share	Debt at Share	Net Proceeds at Share [1]
Dispositions						($ in thousands)
February 2014	Regency Square Mall	Jacksonville, FL	100.0%	539,636	$13,000	$78,964	$—
June 2014	Fallbrook Center	West Hills (Los Angeles), CA	100.0%	875,642	$210,000	$100,870	$102,900

	Total			1,415,278	$223,000	$179,834	$102,900

Closing Date	Property Name	Property Location	GGP Ownership %	Total GLA	Gross Investment at Share	Debt at Share	Net Equity at Share [1]
Acquisitions
June 2014	685 5th Avenue	New York, NY	50.0%	140,051	$260,700	$170,000	$106,600

	Total			140,051	$260,700	$170,000	$106,600

1 Includes closing costs

ASSET TRANSACTIONS

Discontinued Operations

2014 Dispositions	Date of Disposition
Stand Alone Offices, Strip Centers & Other Retail
Regency Square Mall	February 2014
Fallbrook Center	June 2014

2013 Dispositions
Malls
Pine Ridge Mall	December 2013
Burlington Town Center	December 2013
Eden Prairie Center	October 2013
Mall of the Bluffs	February 2013

International Properties
Aliansce Shopping Centers S.A. (Brazil)	September 2013

Stand Alone Offices, Strip Centers & Other Retail
Senate Plaza	December 2013
Plaza 800	May 2013
Southlake Mall	February 2013

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS

Key Operating Performance Indicators
As of and for the Six Months Ended June 30, 2014
(GLA in thousands)

GLA Summary (in thousands) [1,2]
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share [3]	% Leased
Consolidated Malls	88	38,152	13,017	35,990	87,159	1,096	1,497	89,752	53,184	96.2%
Unconsolidated Malls	31	15,214	3,228	14,597	33,039	525	920	34,484	9,727	97.0%
Same Store Malls	119	53,366	16,245	50,587	120,198	1,621	2,417	124,236	62,911	96.5%
Non-Same Store Malls	1	692	93	542	1,327	—	64	1,391	849	n/a
Total Malls	120	54,058	16,338	51,129	121,525	1,621	2,481	125,627	63,760

Non-Same Store Office, Strip, & Other Retail	18	1,089	340	307	1,736	463	890	3,089	1,905	73.5%
Total Real Estate	138	55,147	16,678	51,436	123,261	2,084	3,371	128,716	65,665	95.5%

Same Store Operating Metrics

			In-Place Rent		Tenant Sales[4]
June 30, 2014 [1]	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost
Consolidated Malls	96.2%	94.3%	$67.93	$55.73	$517	$13,390	14.2%
Unconsolidated Malls	97.0%	95.4%	79.94	66.70	696	6,655	11.8%
Same Store Malls	96.5%	94.6%	$71.43	$58.99	$563	$20,045	13.4%

			In-Place Rent		Tenant Sales[4]
June 30, 2013 [5]	% Leased	% Occupied	<10K SF	All Less Anchors	<10K SF	All Less Anchors	Occupancy Cost

Consolidated Malls	95.6%	93.5%	$66.01	$52.65	$520	$13,277	13.2%
Unconsolidated Malls	96.5%	94.0%	79.67	66.19	664	6,165	12.2%
Same Store Malls	95.9%	93.6%	$69.84	$56.46	$560	$19,442	12.9%

1.	Same Store metrics exclude one asset that is being de-leased for redevelopment.

2.	See Property Schedule on pages 20-26 for individual property details.

3.	Total GLA at Share includes assets at GGP ownership percentages and excludes tenant owned area.

4.	Tenant Sales <10K SF is presented as sales per square foot in dollars, and Tenant Sales All Less Anchors is presented as total sales volume in millions of dollars.

5.	All 2013 metrics are as reported in the second quarter 2013 supplemental.

PORTFOLIO OPERATING METRICS

Signed Leases
All Less Anchors
As of June 30, 2014

	All Leases - Lease Spread [1]

	Commencement 2014
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF

New and Renewal Leases	1,736	6,273,419	7.1	$55.36	$59.59
Percent in Lieu	151	821,198	4.6	N/A	N/A
Total Leases	1,887	7,094,617	6.8	$55.36	$59.59

	Commencement 2015
	# of Leases	SF	Term (in years)	Initial Rent PSF [2]	Average Rent PSF
New and Renewal Leases	154	1,002,203	9.1	$50.56	$54.80
Percent in Lieu	10	111,205	6.2	N/A	N/A
Total Leases	164	1,113,408	8.8	$50.56	$54.80

	SUITE TO SUITE - Lease Spread [3]

	New and Renewal Leases [4]
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF	Expiring Rent PSF	Initial Rent Spread		Average Rent Spread
Commencement 2014	1,314	3,893,234	6.3	$62.93	$69.47	$55.02	$7.91	14.4%	$14.45	26.3%
Commencement 2015	115	425,030	7.0	$73.51	$81.71	$62.17	$11.34	18.2%	$19.54	31.4%
Total 2014/2015	1,429	4,318,264	6.4	$63.97	$70.67	$55.72	$8.25	14.8%	$14.95	26.8%

1.	Represents signed leases that are scheduled to commence in the respective period.

2.	Significant portion of signed leasing activity to date has been in greater than 10,000 SF leases.

3.	Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite. New suites are within 10,000 of the expiring suites.

4.	Represents leases where downtime between the new and previous tenant was less than 24 months.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent	Expiring Rent ($psf)
		(in thousands)		(in thousands)
Specialty Leasing	1,061	2,128	4.1%	$47,826	$23.34
2014	669	1,880	3.7%	107,149	60.84
2015	1,835	5,765	11.2%	319,926	57.63
2016	1,734	5,607	10.9%	329,547	60.21
2017	1,651	5,482	10.6%	320,056	59.63
2018	1,422	5,124	10.0%	336,169	66.71
2019	1,075	4,941	9.5%	299,186	61.15
2020	716	3,045	5.9%	196,649	65.51
2021	786	3,066	6.0%	208,214	68.50
2022	863	3,480	6.8%	235,169	68.22
2023	965	3,945	7.7%	289,266	74.81
Subsequent	942	7,015	13.6%	391,600	57.03
Total	13,719	51,478	100.0%	$3,080,757	$61.18

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

Limited Brands, Inc.	Victoria's Secret, Bath & Body Works, PINK	3.5%
The Gap, Inc.	Gap, Banana Republic, Old Navy	3.0%
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.4%
Forever 21, Inc	Forever 21	2.2%
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.2%
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.5%
Luxottica Group S.P.A.	Lenscrafters, Sunglass Hut, Pearle Vision	1.5%
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.5%
Express, Inc.	Express, Express Men	1.3%
LVMH	Louis Vuitton, Sephora	1.2%
Totals		20.3%

PORTFOLIO OPERATING METRICS
Property Schedule
As of June 30, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Consolidated Regional Malls
Ala Moana Center	Macy's, Neiman Marcus, Nordstrom	100%	Honolulu, HI	956,683	687,915	—	14,042	362,688	2,021,328	97.8%
Apache Mall	Herberger's, JCPenney, Macy's, Scheel's	100%	Rochester, MN	264,775	350,326	162,790	—	—	777,891	96.2%
Augusta Mall	Dillard's, JCPenney, Macy's, Sears	100%	Augusta, GA	503,826	—	597,223	—	—	1,101,049	98.6%
Baybrook Mall [3]	Dillard's, JCPenney, Macy's, Sears	100%	Friendswood (Houston), TX	443,191	96,605	720,931	—	—	1,260,727	98.9%
Bayside Marketplace		100%	Miami, FL	218,882	—	—	—	—	218,882	94.5%
Beachwood Place	Dillard's, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,762	317,347	247,000	—	—	909,109	96.0%
Bellis Fair	JCPenney, Kohl's, Macy's, Target	100%	Bellingham (Seattle), WA	436,611	100,400	237,910	—	—	774,921	95.2%
Boise Towne Square	Dillard's, JCPenney, Macy's, Sears, Kohl's	100%	Boise, ID	421,873	425,556	247,714	114,687	—	1,209,830	97.0%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Waterbury, CT	444,581	218,339	319,391	197,087	—	1,179,398	95.9%
Coastland Center	Dillard's, JCPenney, Macy's, Sears	100%	Naples, FL	342,040	123,921	466,469	—	—	932,430	96.7%
Columbia Mall	Dillard's, JCPenney, Sears, Target	100%	Columbia, MO	315,347	85,972	335,088	—	—	736,407	97.5%
Columbiana Centre	Belk, Dillard's, JCPenney	100%	Columbia, SC	269,019	248,504	360,643	—	—	878,166	98.1%
Coral Ridge Mall	Dillard's, JCPenney, Target, Younkers	100%	Coralville (Iowa City), IA	527,259	98,596	442,365	—	—	1,068,220	98.1%
Coronado Center	JCPenney, Kohl's, Macy's, Sears	100%	Albuquerque, NM	507,869	118,272	468,375	—	—	1,094,516	99.5%
Crossroads Center	JCPenney, Macy's, Sears, Target	100%	St. Cloud, MN	368,407	294,167	229,275	—	—	891,849	94.5%
Cumberland Mall	Costco, Macy's, Sears	100%	Atlanta, GA	383,402	147,409	500,575	—	—	1,031,386	98.7%
Deerbrook Mall	Dillard's, JCPenney, Macy's, Sears	100%	Humble (Houston), TX	557,027	—	653,540	—	—	1,210,567	98.9%
Eastridge Mall WY	JCPenney, Macy's, Sears, Target	100%	Casper, WY	275,672	213,913	75,883	—	—	565,468	95.9%
Eastridge Mall CA	JCPenney, Macy's, Sears	100%	San Jose, CA	559,146	246,261	426,000	—	—	1,231,407	98.9%
Fashion Place	Dillard's, Nordstrom	100%	Murray, UT	447,948	281,175	319,603	—	—	1,048,726	98.6%
Fashion Show	Dillard's, Macy's, Macy's Mens, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	711,298	371,635	761,653	—	—	1,844,586	96.6%

PORTFOLIO OPERATING METRICS
Property Schedule
As of June 30, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Four Seasons Town Centre	Belk, Dillard's, JCPenney	100%	Greensboro, NC	436,040	429,969	212,047	—	—	1,078,056	95.5%
Fox River Mall	JCPenney, Macy's, Sears, Target, Younkers	100%	Appleton, WI	612,635	30,000	564,914	—	—	1,207,549	97.1%
Glenbrook Square	JCPenney, Macy's, Sears, Carson's	100%	Fort Wayne, IN	449,018	555,870	221,000	—	—	1,225,888	92.1%
Governor's Square	Dillard's, JCPenney, Macy's, Sears	100%	Tallahassee, FL	346,406	—	691,605	—	—	1,038,011	95.2%
Grand Teton Mall	Dillard's, JCPenney, Macy's, Sears	100%	Idaho Falls, ID	208,733	323,925	—	93,274	—	625,932	93.3%
Greenwood Mall	Dillard's, JCPenney, Macy's, Sears	100%	Bowling Green, KY	421,139	156,096	272,957	—	—	850,192	94.9%
Hulen Mall	Dillard's, Macy's, Sears	100%	Ft. Worth, TX	397,885	—	596,570	—	—	994,455	94.4%
Jordan Creek Town Center	Dillard's, Younkers	100%	West Des Moines, IA	748,784	—	349,760	233,887	—	1,332,431	99.5%
Lakeside Mall	JCPenney, Lord & Taylor, Macy's, Macy's Mens & Home, Sears	100%	Sterling Heights, MI	484,528	115,300	905,418	—	—	1,505,246	81.7%
Lynnhaven Mall	Dillard's, JCPenney, Macy's	100%	Virginia Beach, VA	610,102	150,434	500,958	—	—	1,261,494	96.1%
Mall Of Louisiana	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Sears	100%	Baton Rouge, LA	616,834	—	805,630	143,619	—	1,566,083	97.6%
Mall St. Matthews	Dillard's, Dillard's Men's & Home, JCPenney	100%	Louisville, KY	506,120	—	514,135	—	—	1,020,255	98.0%
Market Place Shopping Center	Bergner's, JCPenney, Macy's,	100%	Champaign, IL	411,953	234,834	300,912	—	—	947,699	99.5%
Mayfair	Boston Store, Macy's, Nordstrom	100%	Wauwatosa (Milwaukee), WI	569,827	288,596	348,714	—	314,128	1,521,265	98.7%
Meadows Mall	Dillard's, JCPenney, Macy's, Sears	100%	Las Vegas, NV	307,720	—	636,853	—	—	944,573	95.9%
Mondawmin Mall		100%	Baltimore, MD	379,971	—	—	—	65,352	445,323	99.1%
Newgate Mall	Dillard's, Sears, Burlington Coat Factory	100%	Ogden (Salt Lake City), UT	345,365	218,874	118,919	—	—	683,158	89.1%
North Point Mall	Dillard's, JCPenney, Macy's, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	430,853	539,850	363,151	—	—	1,333,854	94.2%
North Star Mall	Dillard's, JCPenney, Macy's, Saks Fifth Avenue	100%	San Antonio, TX	549,253	173,198	522,126	—	—	1,244,577	99.4%
Northridge Fashion Center	JCPenney, Macy's, Sears	100%	Northridge (Los Angeles), CA	632,221	—	824,443	—	—	1,456,664	97.8%
Northtown Mall	JCPenney, Kohl's, Macy's, Sears	100%	Spokane, WA	361,422	310,859	242,392	—	—	914,673	91.1%
Oak View Mall	Dillard's, JCPenney, Sears, Younkers	100%	Omaha, NE	257,015	149,326	454,860	—	—	861,201	93.5%

PORTFOLIO OPERATING METRICS
Property Schedule
As of June 30, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Oakwood Center	Dillard's, JCPenney, Sears	100%	Gretna, LA	392,558	—	514,028	—	—	906,586	100.0%
Oakwood Mall	JCPenney, Macy's, Sears, Younkers	100%	Eau Claire, WI	403,698	116,620	298,224	—	—	818,542	92.9%
Oglethorpe Mall	Belk, JCPenney, Macy's, Sears	100%	Savannah, GA	406,558	220,824	315,760	—	—	943,142	98.3%
Oxmoor Center	Macy's, Sears, Von Maur	94%	Louisville, KY	356,449	156,000	411,210	—	—	923,659	93.8%
Paramus Park	Macy's, Sears	100%	Paramus, NJ	306,358	—	459,057	—	—	765,415	94.6%
Park City Center	The Bon Ton, Boscov's, JCPenney, Kohl's, Sears	100%	Lancaster (Philadelphia), PA	521,062	514,917	384,980	—	3,268	1,424,227	95.7%
Park Place	Dillard's, Macy's, Sears	100%	Tucson, AZ	475,554	—	581,457	—	—	1,057,011	96.6%
Peachtree Mall	Dillard's, JCPenney, Macy's	100%	Columbus, GA	296,939	221,539	201,076	—	12,600	732,154	89.6%
Pecanland Mall	Belk, Burlington Coat Factory, Dillard's, JCPenney, Sears	100%	Monroe, LA	349,205	19,962	595,474	—	—	964,641	97.6%
Pembroke Lakes Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's, Macy's Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	345,858	395,219	386,056	—	—	1,127,133	97.3%
Pioneer Place		100%	Portland, OR	348,235	—	—	—	287,625	635,860	88.5%
Prince Kuhio Plaza	Macy's, Sears	100%	Hilo, HI	312,671	124,547	61,873	—	—	499,091	94.1%
Providence Place	JCPenney, Macy's, Nordstrom	94%	Providence, RI	734,584	—	513,816	—	4,304	1,252,704	99.7%
Provo Towne Centre	Dillard's, JCPenney, Sears	75%	Provo, UT	300,337	285,479	206,240	—	—	792,056	85.7%
Quail Springs Mall	Dillard's, JCPenney, Macy's, Von Maur	100%	Oklahoma City, OK	450,429	160,000	505,596	—	—	1,116,025	95.3%
Red Cliffs Mall	Dillard's, JCPenney, Sears	100%	St. George, UT	150,441	235,031	—	57,304	—	442,776	98.4%
Ridgedale Center	JCPenney, Sears, Macy's	100%	Minnetonka, MN	308,544	—	786,603	—	—	1,095,147	92.1%
River Hills Mall	Herberger's, JCPenney, Sears, Target	100%	Mankato, MN	353,589	189,559	174,383	—	—	717,531	94.3%
Rivertown Crossings	JCPenney, Kohl's, Macy's, Sears, Younkers	100%	Grandville (Grand Rapids), MI	631,251	—	635,625	—	—	1,266,876	98.3%
Rogue Valley Mall	JCPenney, Kohl's, Macy's, Macy's Home Store	100%	Medford (Portland), OR	283,466	170,625	186,359	—	—	640,450	83.9%
Sooner Mall	Dillard's, JCPenney, Sears	100%	Norman, OK	221,013	129,823	137,082	—	—	487,918	99.2%
Spokane Valley Mall	JCPenney, Macy's, Sears	75%	Spokane, WA	350,823	126,243	251,366	138,002	—	866,434	94.8%

PORTFOLIO OPERATING METRICS
Property Schedule
As of June 30, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Staten Island Mall	Macy's, Sears, JCPenney	100%	Staten Island, NY	530,455	—	657,363	76,630	—	1,264,448	98.2%
Stonestown Galleria	Macy's, Nordstrom	100%	San Francisco, CA	419,919	160,505	267,788	—	53,954	902,166	98.2%
The Crossroads	Burlington Coat Factory, JCPenney, Macy's, Sears	100%	Portage (Kalamazoo), MI	267,270	—	502,961	—	—	770,231	94.1%
The Gallery At Harborplace		100%	Baltimore, MD	131,111	—	—	—	282,889	414,000	93.6%
The Maine Mall	The Bon Ton, JCPenney, Macy's, Sears	100%	South Portland, ME	504,703	120,844	377,662	—	600	1,003,809	99.2%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy's, Nordstrom, Sears	100%	Columbia, MD	611,633	212,847	587,321	—	—	1,411,801	97.3%
The Oaks Mall	Belk, Dillard's, JCPenney, Macy's, Sears	100%	Gainesville, FL	344,733	233,367	324,500	—	—	902,600	91.7%
The Parks At Arlington	Dillard's, JCPenney, Macy's, Sears	100%	Arlington (Dallas), TX	697,198	—	748,945	—	—	1,446,143	97.9%
The Shoppes At Buckland Hills	JCPenney, Macy's, Macy's Mens & Home, Sears	100%	Manchester, CT	516,342	—	512,611	—	—	1,028,953	95.6%
The Shops At Fallen Timbers	Dillard's, JCPenney	100%	Maumee, OH	344,554	—	261,502	—	—	606,056	97.1%
The Shops at La Cantera	Dillard's, Macy's, Neiman Marcus, Nordstrom	75%	San Antonio, TX	616,249	—	627,597	—	70,178	1,314,024	99.2%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy's, Nordstrom, Sears	94%	Durham, NC	608,164	—	726,347	—	—	1,334,511	99.1%
The Woodlands Mall	Dillard's, JCPenney, Macy's, Nordstrom	100%	Woodlands (Houston), TX	607,821	—	713,438	—	39,471	1,360,730	98.7%
Town East Mall	Dillard's, JCPenney, Macy's, Sears	100%	Mesquite (Dallas), TX	414,921	—	809,386	—	—	1,224,307	97.6%
Tucson Mall	Dillard's, JCPenney, Macy's, Sears	100%	Tucson, AZ	627,091	—	641,458	27,305	—	1,295,854	89.1%
Tysons Galleria	Macy's, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	308,126	—	511,933	—	—	820,059	98.7%
Valley Plaza Mall	JCPenney, Macy's, Sears, Target	100%	Bakersfield, CA	519,516	147,792	509,176	—	—	1,176,484	98.9%
Visalia Mall	JCPenney, Macy's	100%	Visalia, CA	172,679	257,000	—	—	—	429,679	95.3%
Westlake Center		100%	Seattle, WA	109,110	—	—	—	—	109,110	95.6%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	538,966	—	529,036	—	—	1,068,002	96.2%
White Marsh Mall	JCPenney, Macy's, Macy's Home Store, Sears, Boscov's	100%	Baltimore, MD	437,359	257,345	466,010	—	—	1,160,714	95.0%
Willowbrook	Bloomingdale's, Lord & Taylor, Macy's, Sears	100%	Wayne, NJ	491,862	2,060	1,028,000	—	—	1,521,922	98.4%

PORTFOLIO OPERATING METRICS
Property Schedule
As of June 30, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Woodbridge Center	Boscov's, JCPenney, Lord & Taylor, Macy's, Sears	100%	Woodbridge, NJ	649,365	455,739	560,935	—	—	1,666,039	93.4%
Total Consolidated Regional Malls			Count: 88	38,152,211	13,017,331	35,990,026	1,095,837	1,497,057	89,752,462	96.2%

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy's, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	578,661	—	705,898	39,096	—	1,323,655	96.6%
Altamonte Mall	Dillard's, JCPenney, Macy's, Sears	50%	Altamonte Springs (Orlando), FL	481,320	158,658	519,890	—	—	1,159,868	95.3%
Bridgewater Commons	Bloomingdale's, Lord & Taylor, Macy's	35%	Bridgewater, NJ	395,877	150,525	352,351	91,899	—	990,652	97.8%
Carolina Place	Belk, Dillard's, JCPenney, Macy's, Sears	50%	Pineville (Charlotte), NC	386,022	277,404	496,098	—	—	1,159,524	96.3%
Christiana Mall	JCPenney, Macy's, Nordstrom, Target	50%	Newark, DE	575,197	—	641,312	—	—	1,216,509	100.0%
Clackamas Town Center	JCPenney, Macy's, Macy's Home Store, Nordstrom, Sears	50%	Happy Valley, OR	574,205	—	774,842	—	—	1,349,047	96.6%
First Colony Mall	Dillard's, Dillard's Men's & Home, JCPenney, Macy's	50%	Sugar Land, TX	512,218	—	619,048	—	—	1,131,266	97.9%
Florence Mall	JCPenney, Macy's, Macy's Home Store, Sears	50%	Florence (Cincinnati, OH), KY	389,003	—	552,407	—	—	941,410	88.6%
Galleria At Tyler	JCPenney, Macy's, Nordstrom	50%	Riverside, CA	545,361	—	468,208	—	—	1,013,569	99.2%
Glendale Galleria	JCPenney, Macy's, Target, Bloomingdale's	50%	Glendale, CA	506,642	305,000	385,000	—	136,922	1,333,564	98.2%
Kenwood Towne Centre [5]	Dillard's, Macy's, Nordstrom	50%	Cincinnati, OH	519,783	240,656	400,665	—	—	1,161,104	100.0%
Mizner Park	Lord & Taylor	47%	Boca Raton, FL	177,540	79,822	—	—	267,084	524,446	94.7%
Natick Mall	JCPenney, Lord & Taylor, Macy's, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	739,802	194,558	753,092	—	—	1,687,452	95.9%
Neshaminy Mall	Boscov's, Macy's, Sears	50%	Bensalem, PA	409,675	188,394	418,595	—	—	1,016,664	98.3%
Northbrook Court	Lord & Taylor, Macy's, Neiman Marcus	50%	Northbrook (Chicago), IL	477,516	126,000	410,277	—	—	1,013,793	96.5%
Oakbrook Center	Lord & Taylor, Macy's, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	851,440	349,338	751,911	—	239,292	2,191,981	98.1%
Otay Ranch Town Center	Macy's	50%	Chula Vista (San Diego), CA	491,884	—	140,000	—	—	631,884	97.2%
Park Meadows	Dillard's, JCPenney, Macy's, Nordstrom	35%	Lone Tree, CO	742,541	—	823,000	—	—	1,565,541	99.3%
Perimeter Mall	Dillard's, Macy's, Nordstrom, Von Maur	50%	Atlanta, GA	502,227	222,056	831,218	—	—	1,555,501	98.6%

PORTFOLIO OPERATING METRICS
Property Schedule
As of June 30, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Pinnacle Hills Promenade	Dillard's, JCPenney	50%	Rogers, AR	360,252	98,540	162,140	394,481	51,903	1,067,316	95.4%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue	55%	St. Louis, MO	221,324	125,669	135,044	—	—	482,037	97.9%
Riverchase Galleria	Belk, JCPenney, Macy's, Sears, Von Maur	50%	Hoover (Birmingham), AL	562,772	330,032	610,026	—	—	1,502,830	96.1%
Saint Louis Galleria [6]	Dillard's, Macy's, Nordstrom	74%	St. Louis, MO	468,288	—	714,052	—	—	1,182,340	91.6%
Stonebriar Centre	Dillard's, JCPenney, Macy's, Nordstrom, Sears	50%	Frisco (Dallas), TX	786,365	—	865,192	—	—	1,651,557	99.7%
The Grand Canal Shoppes	Barneys New York	50%	Las Vegas, NV	641,425	84,743	—	—	34,414	760,582	99.0%
The Shoppes At River Crossing	Belk, Dillard's	50%	Macon, GA	373,843	—	333,219	—	—	707,062	98.5%
Towson Town Center	Macy's, Nordstrom	35%	Towson, MD	601,052	—	419,129	—	—	1,020,181	96.9%
Village Of Merrick Park	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	406,654	—	330,000	—	101,263	837,917	89.0%
Water Tower Place	Macy's	47%	Chicago, IL	414,373	296,128	—	—	88,809	799,310	95.9%
Whaler's Village		50%	Lahaina, HI	105,725	—	—	—	—	105,725	94.9%
Willowbrook Mall	Dillard's, JCPenney, Macy's, Macy's Mens, Sears	50%	Houston, TX	415,208	—	984,372	—	—	1,399,580	98.1%
Total Unconsolidated Malls			Count: 31	15,214,195	3,227,523	14,596,986	525,476	919,687	34,483,867	97.0%
Total Same Store Malls [7]			Count: 119	53,366,406	16,244,854	50,587,012	1,621,313	2,416,744	124,236,329	96.5%

Non-Same Store Malls
Southwest Plaza [8]	Dillard's, JCPenney, Macy's, Sears	100%	Littleton, CO	691,598	93,630	541,851	—	63,968	1,391,047	n/a
Total Malls			Count: 120	54,058,004	16,338,484	51,128,863	1,621,313	2,480,712	125,627,376

Non-Same Store Office, Strip, & Other Retail
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,381	93,881	91.4%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	104,839	104,839	90.0%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,337	143,502	93.5%
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	136,527	136,527	97.0%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	111,511	119,261	97.1%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,082	102,082	99.0%

PORTFOLIO OPERATING METRICS
Property Schedule
As of June 30, 2014

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased [1]
Columbia Bank Drive Thru		100%	Columbia, MD	17,000	—	—	—	—	17,000	100.0%
Center Point Plaza [4]		50%	Las Vegas, NV	70,299	—	—	74,392	—	144,691	100.0%
Lake Mead & Buffalo [4]		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	95.0%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	93.9%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
The Trails Village Center [4]		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	96.4%
200 Lafayette		100%	New York, NY	32,188	—	—	—	83,776	115,964	—%
685 Fifth Avenue		50%	New York, NY	25,490	—	—	—	114,561	140,051	100.0%
830 N. Michigan Ave.		100%	Chicago, IL	126,075	—	—	—	—	126,075	51.5%
Union Square		50%	San Francisco, CA	39,479	—	—	—	19,553	59,032	100.0%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	247,056	—	—	—	—	247,056	96.7%
Owings Mills Mall [2]	JCPenney, Macy's	51%	Owings Mills, MD	438,017	340,000	307,037	—	—	1,085,054	38.2%
Total Non-Same Store Office, Strip, & Other Retail:			Count: 18	1,089,010	340,000	307,037	462,669	889,567	3,088,283	73.5%

1.	For stand alone offices, office occupancy is presented.

2.	The Owings Mills Mall space is currently de-leased in preparation for future opportunities.

3.	Expansion at the property is through a 53% owned joint venture. Refer to page 29 (Development Summary)

4.	Third party managed strip center.

5.	Ownership percentage includes retained debt of $91.8 million.

6.	Ownership of the St. Louis Galleria is more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.

7.	Refer to page 17 (Key Operating Performance Indicators).

8.	Southwest Plaza is currently being de-leased for redevelopment.

Miscellaneous

MISCELLANEOUS

Capital Information
(in thousands, except per share amounts)

June 30, 2014

Closing common stock price per share	$23.56
52 Week High [1]	24.35
52 Week Low [1]	18.67

Portfolio Net Debt, At Share
Portfolio Debt
Fixed	$16,589,475
Variable [2]	2,750,541
Total Portfolio Debt	19,340,016
Less: Cash and Cash Equivalents	(378,591)
Portfolio Net Debt	$18,961,425

Portfolio Capitalization Data
Portfolio Net Debt	$18,961,425
Preferred Securities:
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	94,041
Preferred Stock at 6.375%	250,000
Other Preferred Stock	360
Total Preferred Securities	$396,171

Common stock and Operating Partnership units outstanding at end of period [3]	$20,936,076
Total Market Capitalization at end of period	$40,293,672

1.	52-week pricing information includes the intra-day highs and lows.

2.	Includes Corporate Revolver of $81.8 million.

3.
Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624 multiplied by the closing share price.

MISCELLANEOUS

Change in Total Common and Equivalent Shares

Rollforward of Shares to June 30, 2014	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
		(In thousands)
Common Shares and Operating Partnership Units ("OP Units") Outstanding at December 31, 2013	4,649	911,195	915,844
DRIP	—	12	12
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	115	115
Issuance of stock for employee stock purchase program	—	96	96
Buyback of common stock	—	(27,624)	(27,624)
Common Shares and OP Units Outstanding at June 30, 2014	4,649	883,794	888,443

Common Shares issuable assuming exercise of warrants [1]		52,105
Common Shares issuable assuming exercise of in-the-money stock options [2]		5,669
Common Shares issuable assuming exchange of OP Units		4,834
Diluted Common Shares and OP Units Outstanding at June 30, 2014		946,402

	Three Months Ended		Six Months Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
	(In thousands)		(In thousands)
Weighted average number of company shares outstanding	883,763	939,434	889,975	939,353
Weighted average number of stock options[3]	5,452	3,930	4,754	3,552
Weighted average number of GAAP dilutive warrants[4]	51,510	46,097	49,654	—
Diluted weighted average number of Company shares outstanding - GAAP EPS	940,725	989,461	944,383	942,905

Weighted average number of common units	4,834	6,417	4,834	6,495
Weighted average number of warrants[4]	—	—	—	48,173
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	945,559	995,878	949,217	997,573

1
GGP has 73.9 million warrants outstanding convertible to 1.1588 Common Shares with a weighted average exercise price of $9.2304, with a scheduled expiration of November 9, 2017. 16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date. The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.

Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of April 15, 2014 [5]		Impact of settling warrants via net share settlement [6]
57,500,000	$9.2783	Nov 9, 2017	Reduces exercise price to $9.2783	Increases number of Common shares per warrant to 1.1588	Net share: 66,631,000 x [23.56 - 9.2783] /23.56 = 40,390,660 shares delivered
16,428,571	$9.0626	Nov 9, 2017	Reduces exercise price to $9.0626	Increases number of Common shares per warrant to 1.1588	Net share: 19,037,429 x [23.56 - 9.0626] /23.56 = 11,714,483 shares delivered
73,928,571	$9.2304				52,105,143 shares delivered

2	The options are included at net share settlement.

3	The impact of the stock options are dilutive under GAAP and FFO in 2014 and 2013.

4
The impact of the warrants are dilutive under GAAP and FFO in 2014 and for the three months ended June 30, 2013. The impact of the warrants are anti-dilutive under GAAP, but dilutive for FFO for the six months ended June 30, 2013.

5	Based on dividend of $0.15 per share issued to stockholders of record on April 15, 2014.

6	Based on stock price of $23.56 on June 30, 2014.

MISCELLANEOUS

Development Summary

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Open
Northridge	The Sports Authority, Yardhouse and Plaza	100%	$12.2	$11.3	14%	Open
Northridge, CA

Fashion Show	Addition of Macy's Men's and inline	100%	34.8	32.0	23%	Open
Las Vegas, NV

Oakwood Center	West wing redevelopment and Dick's Sporting Goods	100%	19.0	15.3	9%	Open
Gretna, LA

Glendale Galleria [3]	Addition of Bloomingdale's, remerchandising, business	50%	51.7	49.1	12%	Open
Glendale, CA	development and renovation

The Mall in Columbia	Lifestyle expansion	100%	23.6	17.7	12%	Open
Columbia, MD

Oakbrook Center	Conversion of former anchor space into Container Store,	48%	15.0	12.8	10%	Open
Oakbrook, IL	Pirch and inline

Other Projects	Redevelopment projects at various malls	N/A	169.3	147.2	10%	Open
Various Malls
	Total Open Projects		$325.6	$285.4	12%
Under Construction
The Woodlands [3]	Addition of Nordstrom in former Sears box	100%	$44.7	$36.1	7-9%	Q3 2014
Woodlands, TX

Mayfair Mall [3]	Nordstrom	100%	72.3	11.0	6-8%	Q3 2015
Wauwatosa, WI

Ridgedale Center [3]	Nordstrom, Macy's Expansion, New Inline GLA and	100%	106.2	31.0	8-9%	Q3 2015
Minnetonka, MN	renovation

Southwest Plaza	Redevelopment	100%	72.6	5.1	9-10%	Q4 2015
Littleton, CO

Ala Moana Center [3]	Demolish existing Sears store and expand mall, adding	100%	573.2	294.3	9-10%	Q4 2015
Honolulu, HI	anchor, box and inline tenants, reconfigure center court

MISCELLANEOUS

Development Summary

Property	Description	Ownership %	GGP's Total Projected Share of Cost	GGP's Investment to Date [1]	Expected Return on Investment [2]	Expected Project Opening
Major Development Summary (in millions, at share unless otherwise noted)

Baybrook Mall	Expansion	53%	76.3	17.5	9-10%	Q4 2015
Friendswood, TX

Other Projects	Redevelopment projects at various malls	N/A	192.1	62.4	8-9%	Various
Various Malls
	Total Projects Under Construction		$1,137.4	$457.4	8-10%
Projects in Pipeline
Staten Island Mall	Expansion	100%	$156.1	$2.4	10-11%	TBD
Staten Island, NY

New Mall Development	Ground up mall development	100%	285.0	36.8	8-10%	TBD
Norwalk, CT

Ala Moana Center	Nordstrom box repositioning	100%	85.0	—	9-10%	TBD
Honolulu, HI

Other Projects	Redevelopment projects at various malls	N/A	194.4	6.5	9-10%	TBD
Various Malls
	Total Projects in Pipeline		$720.5	$45.7	8-10%

	Total Development Summary		$2,183.5	$788.5	9-11%

1 Projected costs and investments to date exclude capitalized interest and overhead.
2 Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.
3 Project ROI includes income related to uplift on existing space.

MISCELLANEOUS

Capital Expenditures

	Expenditures ($ in thousands)
	Six Months Ended	Six Months Ended
	June 30, 2014	June 30, 2013

Capital expenditures [1]	$68,818	$58,168
Tenant allowances and capitalized leasing costs [2]	61,584	70,385
Total	$130,402	$128,553

1 Reflects only non-tenant operating capital expenditures.
2 Reflects tenant allowances on current operating properties.

MISCELLANEOUS

Corporate Information

Reporting Calendar
Results for year end will be announced according to the following approximate schedule:
Quarter	Earnings Release Date	Earnings Call Date
Q3 2014	October 27, 2014	October 28, 2014
Q4 2014	February 2, 2015	February 3, 2015

Stock Information
Common Stock
NYSE: GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock (Series A Preferred Stock)
NYSE: GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q2 2014	May 15, 2014	July 15, 2014	July 31, 2014	$0.1500
Common Stock	Q1 2014	February 26, 2014	April 15, 2014	April 30, 2014	$0.1500
Common Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.1400
Common Stock	Q3 2013	July 29, 2013	October 15, 2013	October 29, 2013	$0.1300
Common Stock	Q2 2013	May 10, 2013	July 16, 2013	July 30, 2013	$0.1200
Common Stock	Q1 2013	February 4, 2013	April 16, 2013	April 30, 2013	$0.1200
Series A Preferred Stock	Q2 2014	May 15, 2014	June 16, 2014	July 1, 2014	$0.3984
Series A Preferred Stock	Q1 2014	February 26, 2014	March 17, 2014	April 1, 2014	$0.3984
Series A Preferred Stock	Q4 2013	October 28, 2013	December 13, 2013	January 2, 2014	$0.3984
Series A Preferred Stock	Q3 2013	July 29, 2013	September 13, 2013	October 1, 2013	$0.3984
Series A Preferred Stock	Q2 2013	May 10, 2013	June 14, 2013	July 1, 2013	$0.3984
Series A Preferred Stock	Q1 2013	March 5, 2013	March 15, 2013	April 1, 2013	$0.2125

Investor Relations	Media Contact	Transfer Agent

Kevin Berry	David Keating	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	Vice President, Corporate Communications	6201 15th Avenue
Phone (312) 960-5529	Phone (312) 960-6325	Brooklyn, NY 11219
kevin.berry@ggp.com	david.keating@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
1 718 921-8124

MISCELLANEOUS

Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor
Department stores whose merchandise appeals to a broad range of shoppers. Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center
An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.
Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.
Same Store NOI	Company NOI that excludes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopments and other properties.
Non-Same Store	Includes the periodic effects of acquisitions of new properties, reductions in ownership as a result of sales or other transactions, and certain redevelopment and other properties.

Operating Metrics	Description
Leased
Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space, and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied
Occupied area represents the sum of: (1) tenant occupied space under lease, (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales.
Occupancy Cost	Ratio of total tenant charges to comparative sales for inline mall tenants that opened at less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent and common area costs.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent and common area costs.
Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent and common area costs.
Average Rent	Represents average rent over the term consisting of base minimum rent and common area costs.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.